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                                                                    Exhibit 10.1
                              MODIFICATION TO
                COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT


     THIS MODIFICATION TO COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT (the "Modification Agreement") is made as of April 20, 1999, by and between FLEET NATIONAL BANK, a national banking association having an address at One Landmark Square, Stamford, Connecticut 06901 (the "Bank"), BOLT TECHNOLOGY CORPORATION, a Connecticut corporation with an office at Four Duke Place, Norwalk, Connecticut 06854 (the "Borrower"), CUSTOM PRODUCTS CORPORATION, formerly known as Custom Acquisition Corporation, BOLT INTERNATIONAL CORPORATION, DUKE PLACE INVESTMENTS, BOLT EXPORT CORPORATION, CRITERION EXPLORATION, INC., STAR GEOPHYSICAL CORPORATION, and K&B RESOURCES, INC., all with an address of Four Duke Place, Norwalk, Connecticut 06854 (collectively, the "Guarantor").

                                   BACKGROUND
                                   ----------

     On January 5, 1998, the Bank and the Borrower entered into a Commercial Revolving Loan and Security Agreement (the "Loan Agreement") whereby the Bank made available to the Borrower a reducing loan facility in the maximum principal amount of $3,500,000.00 by way of a revolving line of credit (the "Revolving Loan"). The Revolving Loan is evidenced by a Commercial Revolving Promissory Note dated January 5, 1998 (the "Note"). In accordance with the terms of the Note, the maximum principal amount currently available to the Borrower under the

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Revolving Loan is $3,000,000.00. The Guarantors have unconditionally guarantied all indebtedness of Borrower to Bank including, without limitation, the Revolving Loan.

     The Loan Agreement restricts the Borrower, inter alia, from permitting any
                                                ----- ----
liens against its properties or assets, incurring any additional indebtedness, or consolidating or merging with any other corporation or entity, except as may be permitted under the Loan Agreement. The Borrower now wishes to acquire 100% of the capital stock of AG Geophysical, Inc. ("AG"), a Texas based manufacturer, for the total purchase price of $13,600,000.00 (the AG Acquisition"). A portion of the AG Acquisition purchase price is to be financed by a $7,000,000.00 promissory note from the Borrower in favor of Al Gerrans, sole shareholder of AG (the "Gerrans Note"). The Gerrans Note is to be secured by AG's grant of a security interest in the assets of AG in favor of Al Gerrans, and by the Borrower's pledge of the AG stock being purchased from Al Gerrans. The Borrower has requested the Bank to modify the Loan Agreement in order to permit the acquisition and the granting of the security interest, and the Bank is agreeable, all upon the terms to follow.

                                   AGREEMENT
                                   ---------
     The Bank and the Borrower agree to modify the Loan Agreement as follows:

     1.   ENCUMBRANCES.  Paragraph 6.03(a) of the Loan Agreement is hereby
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amended to provide that the Borrower may cause AG to

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grant a security interest in AG's assets in favor of Al Gerrans to secure the
Borrower's obligations under the Gerrans Note.

     2.   LIMITATION ON INDEBTEDNESS.  Paragraph 6.03(b) of the Loan Agreement
          --------------------------
is hereby amended to provide that the Borrower may incur up to $7,000,000.00 in seller financing in connection with the AG Acquisition.

     3.   LOANS, ADVANCES, INVESTMENTS.  Paragraphs 6.03(e) and 6.03(q) of the
          ----------------------------
Loan Agreement are hereby amended to provide that the Borrower may use the proceeds of the Revolving Loan to purchase the AG stock.

     4.   USE OF LOAN PROCEEDS.  Paragraph 6.03(k) of the Loan Agreement is
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hereby amended to provide that the Borrower may also use the proceeds of the
Revolving Loan for the AG Acquisition.

     5.   BUSINESS OPERATIONS.  Paragraph 6.03(n) of the Loan Agreement is
          -------------------
hereby amended to provide that the Borrower may also engage in the business conducted through AG, its wholly owned subsidiary.

     6.   FINANCIAL COVENANTS.  Paragraphs 6.04(a) and 6.04(c) of the Loan
          -------------------
Agreement are hereby deleted in their entirety and replaced with the following:
          (a) Minimum Tangible Net Worth.  Permit its Tangible Net Worth to be
              --------------------------
less than $4,275,000.00 at any time. At the Borrower's fiscal year end of June 30, 1999, this level must increase by an amount equal to 75% of the Borrower's net income for the period from January 1, 1999, through June 30, 1999. Beginning with the Borrower's fiscal year end of June 30, 2000, this level must increase each year by an amount equal to 75% of the Borrower's annual net income. This covenant shall be tested quarterly.

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          (c) Total Liabilities/Tangible Net Worth.  Permit the ratio of its
              ------------------------------------
Total Liabilities to Tangible Net Worth to be greater than (i) 3.00 to 1.00 at any time up through and including fiscal quarter ending December 31, 1999, (ii)
2.00 to 1.00 at any time subsequent to fiscal quarter ending December 31, 1999, but up through and including fiscal quarter ending December 31, 2000, and (iii)
1.25 to 1.00 at any time subsequent to fiscal quarter ending December 31, 2000. This covenant shall be tested quarterly.

     7.   FUTURE GRANT OF COLLATERAL.  Article VII of the Loan Agreement is
          --------------------------
hereby deleted in its entirety and replaced with the following:

     The Borrower and the Guarantor hereby pledges, assigns, transfers, and grants to the Bank a lien and security interest in all of their business assets including, but not limited to, all Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory (including work in process), as those terms are defined in the Uniform Commercial Code, together with all proceeds thereof, in order to secure the prompt payment and performance of the Obligations, as such term is defined in the Loan Agreement, which security interests shall only attach and automatically become effective in the event (a) the Borrower fails to make a contingent payment required to be made under the Asset Purchase Agreement dated as of November 14, 1997, by and among the Borrower, Custom Products Corporation, Gerald Shaff and Carole Shaff, or (b) the Gerrans Note is accelerated due to a default thereunder (each of the foregoing events is hereinafter referred to as a "Triggering Event"). Any such Triggering Event shall be an Event of Default under the Loan Agreement. Borrower and Guarantor shall each execute a UCC-1 financing statement contemporaneously with this Agreement which shall be held by Bank's counsel in escrow, to be filed only upon delivery by Bank of a notice certifying that a Triggering Event has occurred (a copy of which shall also be delivered simultaneously by the Bank to Borrower). Upon such filing, the UCC-1 financing statements shall serve to automatically perfect the security interests granted to the Bank upon such Triggering Event. This Article VII shall automatically expire, and the lien and security interest provided herein, and be of no further force and effect upon the date on which both (a) no further such contingent payments are to be made under the referenced Asset Purchase Agreement, and (b) the Gerrans Note has been fully satisfied. Upon such expiration, the above referenced UCC-1 shall be returned to

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     the Borrower (or if previously filed, the Bank will file a termination statement for such filing.

     8.   SCHEDULE 5(W).  Schedule 5(w) of the Loan Agreement is hereby amended
          -------------
to include AG Geophysical, Inc. as a subsidiary of the Borrower.

     9.   EVENTS OF DEFAULT.  Paragraphs 8.01(g) and 8.01(h) of the Loan
          -----------------
Agreement are hereby amended to allow AG to grant a lien and security interest in its assets to Al Gerrans in order to secure the Gerrans Note.

     10.  YEAR 2000 RISK.  Borrower has reviewed the "Year 2000 Risk" (that is
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the risk that computer applications used by Borrower may be unable to recognize and perform without error date-sensitive functions involving certain dates prior to and any date after December 31, 1999) and represents that it is taking such action as may be necessary to insure that the Year 2000 Risk will not adversely affect its business operations and/or financial conditions.

     11.  REAFFIRMATION OF BORROWER.  Borrower hereby acknowledges and reaffirms
          -------------------------
the Revolving Loan and its liability for payment thereof. Borrower agrees, represents, and warrants that (a) no setoff, counterclaim, or defense exists with respect to its liability under the Revolving Loan and that no other claim against the Bank exists and waives its right to raise any such setoff, counterclaim, defense, or claim against the Bank arising out of occurrences on or prior to the date hereof, (b) all the representations and warranties contained in the Loan Agreement,

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after giving effect to the amendments and modifications contemplated hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) the Borrower has taken all corporate or other action necessary to make this Modification Agreement and all agreements and instruments executed in connection herewith the valid and enforceable obligations they purport to be, and (d) no default or breach under the Loan Agreement after giving effect to the amendments contemplated hereby, and no event which the passage of time or giving of notice or both would constitute such a default or breach, exists on the date hereof.

     12.  REAFFIRMATION OF GUARANTORS.  Each Guarantor hereby acknowledges and
          ---------------------------
reaffirms their respective Guaranty pursuant to, and in accordance with, the terms thereof. Each Guarantor agrees that no setoff, counterclaim, or defense exists with respect to his, her, or its liability under such Guaranty and that no other claim against the Bank exists and waives its right to raise any such setoff, counterclaim, defense, or claim against the Bank arising out of occurrences on or prior to the date hereof. Each Guarantor agrees that in the event a security interest is granted to the Bank, the Bank shall have the same rights and remedies against the Guarantor as it has against the Borrower under the Loan Agreement.

     13.  CONSENT OF GUARANTORS.  Without limiting the generality of the
          ---------------------
foregoing or of any Guaranty, each Guarantor acknowledges that it is fully aware of and has consented to this Agreement, and

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further acknowledges and agrees that, pursuant to the terms hereof and of the
Guaranties, it remains liable, jointly and severally, for the full amount of the outstanding Revolving Loan, as amended hereby, and its obligations under its respective Guaranty continues in full force and effect notwithstanding this Modification Agreement which shall not, in any way, impair, discharge, or limit the obligations of any Guarantor to the Bank arising hereunder or under the Loan Agreement, as amended, or each such Guaranty. Each Guarantor reaffirms that the provisions of this Modification Agreement shall not be construed as superseding or limiting their respective Guaranty, each of which continues in full force and effect. The terms hereof shall be an addition to, and not in lieu of, the terms of their respective Guaranty.

     14.  OTHER CHANGES.  All other terms and conditions of the Loan Agreement
          -------------
shall remain the same and in full force and effect except as specifically amended herein.

     15.  JURISDICTION.  This Modification Agreement and all other agreements,
          ------------
documents, and instruments executed in connection herewith or contemplated hereby shall be governed by and construed in accordance with the laws of the State of Connecticut.

     16.  CAPTIONS.  The captions are inserted herein only as a matter of
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convenience and for reference, and in no way define, limit, describe, or in any way affect the scope or intent of this Modification Agreement.

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     17.  JURY TRIAL WAIVER.  THE BORROWER AND GUARANTORS WAIVE TRIAL BY JURY IN
          -----------------
ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS MODIFICATION AGREEMENT OR THE FINANCING TRANSACTION OF WHICH THIS MODIFICATION AGREEMENT IS A PART OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE BORROWER'S AND GUARANTORS' RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER THE
OPPORTUNITY FOR EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO EXTEND THIS FINANCING COMMITMENT AND TO ENTER INTO THIS MODIFICATION AGREEMENT WITH RESPECT TO THE REVOLVING LOAN.

     Executed to be effective as of the date first set forth above.
                              THE BORROWER:
Signed in the presence of:    BOLT TECHNOLOGY CORPORATION
(As to All)

                              By: /s/Raymond M.Soto
                                ------------------
__________________________    Raymond M. Soto
                              Its President, duly authorized

__________________________


                              THE BANK:

                              FLEET NATIONAL BANK


                              By /s/ Andrew H. Harris
                              -----------------------
                              Andrew H. Harris
                              Its Vice President

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                              THE GUARANTORS:

                              CUSTOM PRODUCTS CORPORATION, formerly known as, CUSTOM ACQUISITION CORPORATION

                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized

                              BOLT INTERNATIONAL CORPORATION

                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized

                              DUKE PLACE INVESTMENTS


                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized


                              BOLT EXPORT CORPORATION

                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized



                              CRITERION EXPLORATION, INC.
                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized


                              STAR GEOPHYSICAL CORPORATION


                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized

                              K&B RESOURCES, INC.


                              By: /s/ Raymond M. Soto
                                  -------------------
                              Raymond M. Soto
                              Its President, duly authorized

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